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July 1, 2007
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Fund Profile

T. Rowe Price

Diversified Small-Cap Growth Fund

An aggressive fund seeking long-term appreciation through a widely diversified portfolio of small-cap growth stocks.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

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T.x11 Rowe Price Diversified Small-Cap Growthx09 Fund, Inc.xd1 PRDSX
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What is the fund`s objective?

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

What is the fund`s principal investment strategy?

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The fund will normally invest at least 80% of the fund`s net assets in small-cap growth companies defined as those whose market capitalization falls within the range of companies in the MSCI U.S. Small-Cap Growth Index. (A company`s market "capitalization" is found by multiplying its shares outstanding by its stock price.) As of December 31, 2006, the market capitalization range of the stocks in this index was $217 million to $4,445 million. The market capitalization limits will vary with market fluctuations. The portfolio will be broadly diversified, and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on fund performance.
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We employ a number of quantitative models developed by T. Rowe Price to identify stocks that could be included in the portfolio. Based on these models and fundamental research, the portfolio is constructed in a "bottom-up" manner, which takes into consideration stock characteristics such as projected earnings and sales growth rates, valuation, capital usage, and earnings quality. We also consider portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, we draw on T. Rowe Price`s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading. Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company`s market capitalization has grown beyond the upper end of the range.
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While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to

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Fund Profile

exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the fund?

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Growth stocks can have steep price declines if their earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

The stocks of small companies can be illiquid. In such cases, the fund may have difficulty selling holdings or may only be able to sell the holdings at prices substantially less than what the fund believes they are worth.

As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

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Fund Profile

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The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek capital growth over a long period and are comfortable with the fund`s risk profile, it could be appropriate for a portion of your stock investments. This fund should not represent your complete investment program or be used for short-term trading purposes.

The fund can be used in both regular and tax-deferred accounts, such as IRAs.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

How has the fund performed in the past?

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The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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Fund Profile

Table 1  Average Annual Total Returns
	Periods ended 06/30/07
	1 year	5 years	10 years
Diversified Small-Cap Growth Fund
Returns before taxes	15.64%	11.53%	5.31%
Returns after taxes on distributions	15.64	11.53	5.23
Returns after taxes on distributions and sale of fund shares	10.17	10.09	4.61
Russell 2000 Growth Index	16.83	13.08	5.28
MSCI U.S. Small-Cap Growth Index	20.32	15.83	9.65
Lipper Small-Cap Growth Funds Index	17.28	11.98	7.62
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

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MSCI U.S. Small-Cap Growth Index tracks the performance of U.S. small-cap growth stocks as defined by MSCI. Management believes this index provides a more precise measure of small-company growth stocks than the Russell 2000 Growth Index.
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Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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Fund Profile

What fees and expenses will I pay?

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The shares that are offered in this profile are 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.
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Table 2  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	1.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.66%
Other expenses	0.59%
Total annual fund operating expenses	1.25%b
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*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

aOn shares purchased and held for 90 days or less.

bEffective May 1, 2006, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through April 30, 2008, to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 1.25%. However, no reimbursement will be made after April 30, 2010, or three years after any waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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1 year	3 years	5 years	10 years
$127	$397	$686	$1,511
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Fund Profile

Who manages the fund?

The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

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Sudhir Nanda manages the fund day to day and has been chairman of its Investment Advisory Committee since 2006. He joined T. Rowe Price in 2000 and has been managing investments since 1999.
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To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

How can I purchase shares?

Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

How can I sell shares?

You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F120-035

  T. Rowe Price Investment Services, Inc., Distributor.